AMENDMENT AGREEMENT
                 TO THE $1,500,000 6%CONVERTIBLE NOTE AGREEMENT
                            DATED SEPTEMBER 24, 1999.

Pursuant to a Convertible Note Agreement (the "Agreement") dated September 24, 1999, between Solpower Corporation (the "Company") and Dominion Capital Pty
Ltd.; A1 Financial Planners Pty Ltd.; Intavest Pty Ltd.; Marino Investments Services Limited; Bell Capital Corporation; Raymond and Margaret Stewart; Greg Stewart and Tracy Stewart (the "Holders") the Holders subscribed for $1,500,000, 6% convertible notes in the Company.

Effective December 31, 1999, the Company and the Holders have unanimously agreed to a amend the Agreement as follows:

                                    SECTION 1
                         DEFINITIONS AND INTERPRETATION

1.1 DEFINITIONS. In addition to the terms otherwise defined herein, the following terms shall mean:

     CONVERSION  PRICE:  $0.50 or such  other  amount as  adjusted  pursuant  to
     Section 6.4 hereof.

                                    SECTION 6
                               CONVERSION OF NOTES

     6.1 CONVERSION RIGHTS AND MANNER OF EXERCISE. Upon compliance with the provisions hereof, any Holder shall have the right, after October 31, 1999, to convert all or a portion of the Notes held by such Holder into one share of Common Stock of the Company for each $0.50 (subject to Section 6.5) of unpaid principal amount of the Note or, in case an adjustment of such price has taken place pursuant to the following provisions hereof, then at the price as last adjusted and in effect at the date such Note or portion thereof is surrendered for conversion. To exercise such conversion privilege, the Holder thereof shall surrender such Note to the Company at its principal office accompanied by a completed Conversion Notice designating the unpaid principal amount of such Note to be converted and stating the name and address of the Person in whose name certificates for shares of Common Stock are to be registered.

     6.2 AUTOMATIC CONVERSION. Upon the closing bid price of the Company's Common Stock (as quoted on the OTC BB or other recognized market quotation system or exchange) being at or above $1.75 per share for 10 consecutive trading days, the outstanding Notes shall automatically convert into one share of Common Stock for each $0.50 (subject and Section 6.5) of unpaid principal amount of the Notes or, in case an adjustment of such price has taken place pursuant to the following provisions hereof, then at the price as last adjusted and in the effect at the date such Note or portion thereof is surrendered for conversion. Upon such automatic conversion, the Company shall promptly notify the Holders and the Holders shall surrender their Notes to the Company at its principal office.

The Company and the Holders have executed this Amendment Agreement as of the effective date set forth above.

SOLPOWER CORPORATION                    DOMINION CAPITAL PTY LTD.



/s/ James H. Hirst                      /s/ Peter Voss
-----------------------------------     ----------------------------------------
By: James H. Hirst                      By: Peter Voss


A1 FINANCIAL PLANNERS PTY LTD.          INTAVEST PTY. LTD.


-----------------------------------     ----------------------------------------
/s/ Peter Voss                          /s/ Peter Voss
By: Peter Voss                          By: Peter Voss


MARINO INVESTMENTS SERVICES             BELL CAPITAL CORPORATION
LIMITED



/s/ Michael
-----------------------------------     ----------------------------------------
By: A.S.O.                              By: A.S.O.


RAYMOND STEWART AND MARGARET STEWART JT TEN WROS



/s/ Raymond Stewart                     /s/ Margaret Stewart
-----------------------------------     ----------------------------------------
By: Raymond Stewart                     By: Margaret Stewart


GREG STEWART                            TRACY STEWART

/s/ Gregg Stewart                       /s/ Tracy Stewart
-----------------------------------     ----------------------------------------
By: Greg Stewart                        By: Tracy Stewart

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